THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUED UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE U.S. SECURITIES ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 OR RULE 144A THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS AND, IN THE CASE OF SUPARAGRAPH (C) OR (D), THE SELLER FURNISHES TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION TO SUCH EFFECT.

THE WARRANTS REPRESENTED BY THIS CERTIFICATE WILL BE VOID AND OF NO VALUE UNLESS EXERCISED BY 4:30 P.M. (SARASOTA, FLORIDA TIME), JUNE 15, 2014.

WARRANT CERTIFICATE

CARBIZ INC.
(Incorporated under the laws of Ontario)

WARRANT CERTIFICATE NO. 0609-1	30,781,800 WARRANTS entitling the holder to acquire, subject to adjustment, one Common Share at a price of US$0.08 per Common Share for each Warrant represented hereby.

THIS IS TO CERTIFY THAT Dealer Services Corporation (hereinafter referred to as the “holder”) is entitled to acquire in the manner and subject to the restrictions and adjustments set forth herein, at any time and from time to time until 4:30 p.m. (EST Time) (the “Time of Expiry”) on June 15, 2014 (the “Expiry Date”), one fully paid and non-assessable Common Share (“Common Share”) without nominal or par value of Carbiz Inc. (the “Corporation”) as such shares were constituted on January 1, 2009 for each Warrant represented hereby, at a price of US$0.08 per Common Share.

The right to acquire Common Shares may only be exercised by the holder within the time set forth above by:

(a)	duly completing and executing, in the manner indicated, the Exercise Form;

(b)	surrendering this Warrant Certificate to the Corporation at its principal office at 7115 16th Street East, Unit #105, Sarasota, Florida 34243, together with the duly completed Exercise Form; and

(c)

remitting cash, certified cheque, bank draft or money order in lawful money of the United States, payable to or to the order of the Corporation at par where this Warrant Certificate is so surrendered, for the aggregate purchase price of the Common Shares so subscribed for.

These Warrants shall be deemed to be surrendered only upon personal delivery hereof or, if sent by mail or other means of transmission, upon actual receipt thereof by the Corporation at the principal office referred to above.

Upon exercise and surrender of these Warrants, and payment of the exercise price to the Corporation, the person or persons in whose name or names the Common Shares issuable upon exercise of the Warrants are to be issued shall be deemed for all purposes to be the holder or holders of record of such Common Shares and the Corporation covenants that it will cause a certificate or certificates representing such Common Shares to be delivered or mailed to the person or persons at the address or addresses specified in the Exercise Form.

Certificates for the Common Shares subscribed for will be mailed to the persons specified in the Exercise Form at their respective addresses specified therein, within five (5) Business Days after the surrender of this Warrant Certificate and payment as aforesaid. In the event of a purchase of a number of Common Shares fewer than the number which can be purchased upon exercise of the Warrants represented hereby, the registered holder of this Warrant Certificate shall be entitled to receive without charge a new Warrant Certificate in respect of the balance of the Common Shares not then purchased. Under no circumstances is the Corporation obliged to issue fractional Common Shares.

The exercise price (and the number of Common Shares purchasable upon exercise in the case of paragraphs (d) and (e) below) shall be subject to adjustment from time to time in the events and in the manner provided for below.

(a)	If at any time after the date hereof and prior to the Time of Expiry the Corporation shall:

(i)

issue Common Shares to all or substantially all of the holders of outstanding Common Shares as a stock dividend (other than the issue of Common Shares to holders of outstanding Common Shares pursuant to the exercise of an option to receive dividends in the form of Common Shares in lieu of dividends paid in the ordinary course on the outstanding Common Shares);

(ii)

make a distribution on its outstanding Common Shares payable in Common Shares or securities exchangeable for or convertible in either case without the payment of further consideration, into Common Shares other than the issue of Common Shares (or securities exchangeable for or convertible into Common Shares) to holders of outstanding Common Shares pursuant to the exercise of an option to receive dividends in the form of Common Shares (or securities exchangeable for or convertible into Common Shares) in lieu of dividends paid in the ordinary course on the outstanding Common Shares);

	(iii)	subdivide its outstanding Common Shares into a greater number of shares; or

	(iv)	consolidate its outstanding Common Shares into a smaller number of shares;

(any of such events in the foregoing clauses (i), (ii), (iii) and (iv) being hereinafter called a “Common Share Reorganization”), then the exercise price shall be adjusted, effective immediately after the record date at which the holders of outstanding Common Shares are determined for the purpose of the Common Share Reorganization, by multiplying the exercise price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Common Shares outstanding on such record date before giving effect to such Common Share Reorganization, and the denominator of which shall be the number of Common Shares outstanding immediately after giving effect to such Common Share Reorganization (including, in the case where securities exchangeable for or convertible, in either case without the payment of further consideration, into Common Shares are distributed, the number of Common Shares that would have been outstanding had such securities been exchanged for or converted into Common Shares on such record date).

(b)

If at any time after the date hereof and prior to the Time of Expiry, the Corporation shall issue rights, options or warrants to all or substantially all of the holders of the outstanding Common Shares, pursuant to which such shareholders are entitled, directly or indirectly, during a period expiring not more than 45 days after the record date for such issue (the “Rights Period”), to subscribe for or purchase Common Shares at a price per share (or at an exchange or conversion price per share at the date of issue of such securities in the case of securities exchangeable for or convertible into Common Shares) less than 95% of the Current Market Price (as defined below) for the Common Shares as of such record date (any of such events being hereinafter called a “Rights Offering”), then the exercise price shall be adjusted effective immediately after the end of the Rights Period to a price determined by multiplying the exercise price in effect immediately prior to the end of the Rights Period by a fraction:

	(i)	the numerator of which shall be the aggregate of:

		(A)	the number of Common Shares outstanding as of the record date for the Rights Offering, and

(B)

a number determined by dividing: (i) either (1) the product of the number of Common Shares issued or subscribed for during the Rights Period upon the exercise of the rights, warrants, or options distributed under the Rights Offering and the price per share at which such Common Shares are acquired; or, as the case may be, (2) the product of the exchange or conversion price of the securities distributed under the Rights Offering and the number of Common Shares for or into which such securities were exchanged or converted during the Rights Period; by (ii) the Current Market Price of the Common Shares as of the record date for the Rights Offering, and

(ii)

the denominator of which shall be the number of Common Shares outstanding immediately after the end of the Rights Period (after giving effect to the Rights Offering, including the number of Common Shares actually issued or subscribed for during the Rights Period upon exercise of the rights, warrants or options (or securities derived therefrom) distributed under the Rights Offering).

(c)

If at any time after the date hereof and prior to the Time of Expiry the Corporation shall fix a record date for the issue or the distribution to all or substantially all of the holders of outstanding Common Shares of: (i) shares of the Corporation of any class other than Common Shares (other than the issue of shares to holders of Common Shares pursuant to the exercise of an option to receive dividends in the form of such shares in lieu of dividends paid in the ordinary course on the Common Shares); (ii) rights, options or warrants to acquire Common Shares or securities exchangeable for or convertible into Common Shares (excluding those exercisable for a period expiring not more than 45 days after such record date at a price per share (or having a conversion or exchange price per share) of not less than 95% of the Current Market Price); or (iii) evidences of indebtedness; and if such issuance or distribution does not constitute a dividend paid in the ordinary course, a Common Share Reorganization or a Rights Offering (any of such non-excluded events being herein called a “Special Distribution”), the exercise price shall be adjusted effective immediately after such record date to a price determined by multiplying the exercise price in effect on such record date by a fraction:

(i)	the numerator of which shall be:

(A)	the product of the number of Common Shares outstanding on such record date and the Current Market Price of the Common Shares as of such record date; less

(B)

the fair market value, as determined by action by the directors (whose determination shall be conclusive), to the holders of the Common Shares of the shares, rights, options, warrants, or evidences of indebtedness issued or distributed in the Special Distribution; and

(ii)	the denominator of which shall be the number of Common Shares outstanding on such record date multiplied by the Current Market Price of the Common Shares as of such record date.

(d)

If at any time after the date hereof and prior to the Time of Expiry the Corporation shall determine to transfer all or a portion of its assets to a subsidiary and to distribute shares of such subsidiary to holders of Common Shares, holders of Warrants on the record date of such distribution shall be entitled to receive, upon exercise of their Warrants, in addition to Common Shares, such number of shares in the subsidiary equal to the number of shares they would have received had they exercised the Warrants prior to such record date and continued to hold the Common Shares received upon the exercise of the Warrants, on such record date.

(e)

If at any time after the date hereof and prior to the Time of Expiry there shall be a reclassification of the Common Shares at any time outstanding or a change of the outstanding Common Shares into other shares or into other securities (other than a Common Share Reorganization), or a consolidation, amalgamation or merger of the Corporation with or into any other corporation or other entity (other than a consolidation, amalgamation or merger which does not result in any reclassification of the outstanding Common Shares or a change of the Common Shares into other shares), or a transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another corporation or other entity (any of such events being herein called a “Capital Reorganization”), the holder, upon any exercise of its right hereunder to purchase Common Shares after the effective date of such Capital Reorganization, shall be entitled to receive, and shall accept, for the same aggregate consideration, in lieu of the number of Common Shares to which the holder was theretofore entitled upon such exercise, the aggregate number of shares, other securities or other property which the holder would have been entitled to receive as a result of such Capital Reorganization if, on the effective date thereof, the holder had been the registered holder of the number of Common Shares that the holder was theretofore entitled to acquire upon such exercise. If determined appropriate by the board of directors of the Corporation, appropriate adjustments shall be made following any such Capital Reorganization in the application of the provisions set forth herein, with respect to the rights and interest thereafter of the holder and the adjustments to the exercise price and/or number or type of shares, to the end that such provisions shall thereafter correspondingly be made applicable as nearly as may reasonably be possible in relation to any shares, other securities or other property thereafter deliverable upon the exercise of any of these Warrants.

(f)

If at any time after the date hereof and prior to the Time of Expiry, the Corporation shall issue Common Shares (other than Common Shares issued on the exercise of Options or upon the conversion of Convertible Securities, in each case outstanding on the date hereof) for an amount less than the Current Market Price or shall issue Options with a per Common Share exercise price or Convertible Securities with a conversion price per Common Share less than the Current Market Price, the exercise price shall be adjusted effective immediately after the issuance of the Common Shares, Options or Convertible Securities to a price determined by multiplying the exercise price in effect on such record date by a fraction:

	(i)	the numerator of which shall be:

		(A)	the product of the number of Common Shares outstanding on the date of issuance and the Current Market Price of the Common Shares as of the date of issuance; less

(B)

the product of the difference between the Current Market Price of the Common Shares as of the date of issuance and the price per Common Share of the Common Shares issued (or, in the case of an Option, the option price per Common Share, or, in the case of Convertible Securities, the conversion price per Common Share) times the number of Common Shares issued (or the number of Common Shares issuable under the Option or Convertible Securities); and

	(ii)	the denominator of which shall be the number of Common Shares outstanding on the date of issuance multiplied by the Current Market Price of the Common Shares as of that date.

(g)

If at any time after the date hereof and prior to the Time of Expiry a Common Share Reorganization shall occur and any such event results in an adjustment in the exercise price or any event described in clause (f) occurs, then, the number of Common Shares purchasable pursuant to each of these Warrants shall be adjusted contemporaneously with the adjustment of the exercise price, by multiplying the number of Common Shares theretofore purchasable on the exercise thereof by a fraction the numerator of which shall be the exercise price in effect immediately prior to such adjustment and the denominator of which shall be the exercise price resulting from such adjustment.

(h)

The adjustments to the exercise price and number or type of shares of the Corporation provided for herein are cumulative and such adjustments shall be made successively whenever any of the relevant events referred to herein shall occur. For purposes of the adjustments set forth above, the following provisions shall apply:

(i)

no adjustment in the exercise price shall be required unless such adjustment would result in a change of at least 1% in the prevailing exercise price and no adjustment shall be made pursuant to clause (e) in the number of Common Shares purchasable upon exercise of any of these Warrants unless a corresponding adjustment to the exercise price is required hereunder; provided, however, that any adjustments which, except for the provisions of this clause (h)(i) would otherwise have been required to be made, shall be carried forward and taken into account in any subsequent adjustment;

(ii)

if a dispute shall at any time arise with respect to adjustments provided for herein, such dispute shall be conclusively determined by the Corporation’s auditors (except in cases where any determination relating to adjustments is to be made by the board of directors of the Corporation), or if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by action of the directors and any such determination shall be binding upon the Corporation and the holder;

(iii)

in case the Corporation, after the date hereof and prior to the Time of Expiry, shall take any action affecting the outstanding Common Shares, other than an action described herein, which in the opinion of the board of directors of the Corporation would materially affect the rights of the holder, the exercise price or the number of Common Shares purchasable upon exercise of these Warrants (or both, as the case may be) shall be adjusted in such manner, if any, and at such time, as the directors in their sole discretion may determine to be equitable in the circumstances;

(iv)

if the Corporation shall set a record date to determine holders of outstanding Common Shares entitled to receive any dividend or distribution or any subscription or purchase rights and shall, thereafter and before the distribution to such shareholders of any such dividend, distribution or subscription or purchase rights, legally abandon its plan to pay or deliver such dividend, distribution or subscription or purchase rights, then no adjustment in the exercise price or the number of Common Shares purchasable upon exercise of any of these Warrants shall be required by reason of the setting of such record date;

(v)	“Convertible Securities” shall mean any evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Shares, but excluding Options;

(vi)

“Current Market Price” of the Common Shares as of any date means a price per share equal to the weighted average of the closing prices for the Common Shares on the principal stock exchange on which the Common Shares are then traded, or if the Common Shares are not then listed on any stock exchange, on the over-the-counter market, for the period of 20 consecutive trading days immediately before such date (it being understood that if no shares trade on a particular trading day, the previous day’s closing price shall be used);

(vii)	“Options” shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Common Shares or Convertible Securities;

(viii)

in the absence of a resolution of the directors fixing a record date for a Rights Offering or Special Distribution, the Corporation shall be deemed to have fixed as the record date therefor the date on which the Rights Offering or Special Distribution is effected;

(ix)

as a condition precedent to the taking of any action which would require any adjustment in any attribute of these Warrants, including the exercise price and the number or class of shares or other securities which are to be received upon the exercise thereof, the Corporation shall take any corporate action which may, in the opinion of counsel, be necessary in order that the Corporation have unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all shares or other securities that the holder is entitled to receive on the total exercise hereof in accordance with the provisions hereof; and

(x)

“dividends paid in the ordinary course” means cash dividends declared payable on the Common Shares in any fiscal year of the Corporation to the extent that such cash dividends do not exceed, in the aggregate, the greatest of: (i) 200% of the aggregate amount of cash dividends declared payable by the Corporation on the outstanding Common Shares in its immediately preceding fiscal year; (ii) 300% of the arithmetic mean of the aggregate amounts of cash dividends declared payable by the Corporation on the outstanding Common Shares in its three immediately preceding fiscal years; and (iii) 100% of the aggregate consolidated net income of the Corporation, before extraordinary items, for its immediately preceding fiscal year.

(i)

In any case in which the terms of these Warrants shall require that an adjustment become effective as of a particular time, the Corporation may defer, until such time, issuing to the holder in respect of any Warrants exercised after the record date for the event giving rise to the adjustment and before such time the kind and amount of shares, other securities or property to which the holder would be entitled upon such exercise by reason of the relevant adjustment, provided, however that the Corporation shall deliver to the holder an appropriate instrument evidencing such holder’s right, upon the occurrence of any event requiring the adjustment, to the relevant adjustment.

(j)

At least 10 days prior to the effective date or record date, as the case may be, of any event which requires or might require an adjustment in any attribute of these Warrants, including the exercise price and the number of Common Shares that are purchasable upon the exercise thereof, the Corporation shall give notice to the holder of the particulars of such event and, if determinable, the required adjustment. In case any adjustment is not then determinable, the Corporation shall promptly after such adjustment is determinable give notice to the holder of the adjustment.

On the happening of each and every event referred to above that gives rise to an adjustment, the applicable provisions of these Warrants shall, ipso facto, be deemed to be amended accordingly and the Corporation shall take all necessary action so as to comply with such provisions as so amended.

The registered holder of this Warrant Certificate may, at any time prior to the Expiry Date, upon surrender of this Warrant Certificate to the Corporation at the principal office referred to above, exchange this Warrant Certificate for other Warrant Certificates entitling the holder to acquire, in the aggregate, the same number of Common Shares as may be acquired under this Warrant Certificate.

The holding of the Warrants evidenced by this Warrant Certificate shall not constitute the holder hereof a shareholder of the Corporation or entitle the holder to any right or interest in respect thereof except as expressly provided in this Warrant Certificate.

The Warrants evidenced by this Warrant Certificate may be transferred on the register kept at the offices of the Corporation by the registered holder hereof or its legal representative or its attorney duly appointed by an instrument in writing in form and execution satisfactory to the Corporation, upon compliance with the conditions prescribed herein (including compliance with applicable securities laws), payment of any applicable fees or charges and upon compliance with such reasonable requirements as the Corporation may prescribe and, upon any purported assignment being made in contravention of either the terms hereof or applicable securities law, this Warrant Certificate and the Warrants evidenced hereby shall become null and void and of no further force or effect.

If these Warrants are stolen, lost, mutilated or destroyed the Corporation may, on such reasonable terms as to indemnity or otherwise as it may impose, deliver replacement Warrants of like denomination, tenor and date as the Warrants so stolen, lost, mutilated or destroyed.

The Warrants represented hereby and securities which may be acquired hereunder have not been registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or applicable state securities laws.

Unless the Common Shares issuable upon exercise of these Warrants are appropriately registered under the U.S. Securities Act and any applicable state securities laws, all Common Shares issuable upon exercise of these Warrants and all certificates issued in exchange therefor or in substitution thereof, shall bear the following legend in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE U.S. SECURITIES ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 OR RULE 144A THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF SUBPARAGRAPH (C) OR (D), THE SELLER FURNISHES TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION TO SUCH EFFECT.”

provided, that if any of the Common Shares issuable upon exercise of these Warrants are being sold pursuant to Rule 144 of the U.S. Securities Act, the legend may be removed by delivery to the Corporation’s registrar and transfer agent of an opinion of counsel of recognized standing in form and substance satisfactory to the Corporation, to the effect that the legend is no longer required under applicable requirements of the U.S. Securities Act and state securities laws.

The Corporation represents and warrants that it is duly authorized to create and deliver these Warrants and to issue the Common Shares that may be issued hereunder and that this Warrant Certificate, when signed by the Corporation as herein provided, will be a valid obligation of the Corporation enforceable against the Corporation in accordance with the provisions hereof. The Corporation hereby covenants and agrees that, subject to the provisions hereof, it will cause the Common Shares from time to time duly subscribed for and purchased in the manner herein provided, and the certificates evidencing such Common Shares, to be duly issued and delivered, and that at all times up to and including the Time of Expiry, while these Warrants remain outstanding, it shall have sufficient authorized capital to satisfy its obligations hereunder should the holder determine to exercise the right in respect of all the Common Shares for the time being purchasable pursuant to these Warrants. Certificates for Common Shares issued upon the exercise of these Warrants may bear such legend or legends as to transfer as may be considered necessary by the Corporation and its counsel, acting reasonably. All Common Shares issued upon the exercise of the right of purchase herein provided (upon payment therefor of the amount at which such Common Shares may at the time be purchased pursuant to the provisions hereof), shall be issued as fully paid and non-assessable Common Shares and the holders thereof shall not be liable to the Corporation or its creditors in respect thereof.

Time shall be of the essence hereof.

These Warrants shall be governed by and construed in accordance with the laws of the State of Florida.

This Warrant Certificate shall not be valid for any purpose whatever unless and until it has been executed by the Corporation

          IN WITNESS WHEREOF the Corporation has caused this Warrant Certificate to be signed by its duly authorized officer this 15th day of June 2009.

CARBIZ INC.

Per: /S/ Carl Ritter

TRANSFER OF WARRANTS

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to

(full name of Transferee)	(address of Transferee)

_____________________ Warrants of Carbiz Inc. (the “Corporation”), registered in the name of the undersigned on the records maintained by the Corporation and represented by the attached Warrant Certificate.

DATED the _____ day of ___________, _____.

Signature Guaranteed	(Signature of Warrant holder)

Instructions:

1.	The Signature of the Warrant holder must be the signature of the person whose name appears on the face page of this Warrant Certificate.

2.

If the Transfer Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a fiduciary or representative capacity, the Warrant Certificate must be accompanied by evidence of authority to sign satisfactory to the Corporation.

3.	The signature on the Transfer Form must be guaranteed by an authorized officer of a chartered bank, trust company or an investment dealer who is a member of a recognized stock exchange.

EXERCISE FORM

TO: Carbiz Inc.

The undersigned hereby exercises the right pursuant to the Warrants represented by this Warrant Certificate to acquire _________________ Common Shares of Carbiz Inc. (the “Corporation”), as constituted on January 1, 2009 (or such number of other securities or property to which such Warrants entitle the undersigned in lieu thereof or in addition thereto under the terms and conditions referred to in this Warrant Certificate), in accordance with and subject to the terms and conditions referred to in this Warrant Certificate.

The Common Shares (or other securities or property) are to be issued as follows:

Name:

Address in full:

Number of Common Shares:

Social Insurance Number:

Note: The undersigned holder may not be required to complete this section of the Exercise Form. The Corporation recommends that the undersigned holder contact the Corporation in advance of any exercise of Warrants to determine whether this section applies and must be completed by the undersigned holder.

The undersigned hereby represents, warrants and certifies as follows (only one of the following must be checked):

A.	[ ]

The undersigned holder (i) acquired the Warrants directly from the Corporation pursuant to a written agreement between the undersigned and the Corporation; (ii) is exercising the Warrants solely for its own account and not on behalf of any other person; and (iii) was an “accredited investor”, as that term is defined in Regulation D under the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”), both on the date the Units of which the Warrants were a part were purchased from the Corporation and on the date of exercise of the Warrants.

B.	[ ]

The undersigned holder has delivered to the Corporation an opinion of counsel of recognized standing in form and substance satisfactory to the Corporation to the effect that an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws is available for the issuance of the Common Shares issuable upon exercise of the Warrants.

The undersigned holder understands that the certificates representing the Common Shares will bear a legend restricting transfer without registration under the U.S. Securities Act and applicable state securities laws unless an exemption from registration is available.

Note: If further nominees intended, please attach (and initial) a schedule giving these particulars.

DATED this _____ day of __________, _____.

Signature Guaranteed (Signature of Warrant holder)

(Print full name)

(Print full address)

(Social Insurance Number)

Instructions:

1.

The registered holder may exercise its right to receive Common Shares by completing this Exercise Form and surrendering this Warrant Certificate representing the Warrants being exercised to the Corporation at its principal office at 7115 16th Street East, Unit #105, Sarasota, Florida 34243. Certificates for Common Shares will be delivered or mailed as soon as practicable, and in any event within five business days, after the exercise of the Warrants.

2.

If the Exercise Form indicates that Common Shares are to be issued to a person or persons other than the registered holder of the Warrant Certificate, the signature of such holder on the Exercise Form must be guaranteed by an authorized officer of a chartered bank, trust company or an investment dealer who is a member of a recognized stock exchange. Common Shares will only be transferable in accordance with applicable laws.

3.

If the Exercise Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a fiduciary or representative capacity, the Warrant Certificate must be accompanied by evidence of authority to sign satisfactory to the Corporation.

4.

If Box B is checked, any opinion tendered must be from counsel of recognized standing in form and substance satisfactory to the Corporation. Holders planning to deliver an opinion of counsel in connection with the exercise of Warrants should contact the Corporation in advance to determine whether any opinions to be tendered will be acceptable to the Corporation.